                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
Seeks to provide long-term capital growth

KEMPER
EUROPE FUND

       "...Overall, the portfolio is more balanced among sectors than it has been in the past. We've made adjustments to reflect a fundamental change in our international economic growth profile, which indicates a much more balanced
                         outlook for the economy. ..."



                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Largest Holdings
9
Portfolio of Investments
14
Financial Statements
16
Notes to Financial Statements
20
Financial Highlights
22
Shareholders' Meeting


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER EUROPE FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)
                                  [BAR GRAPH]


CLASS A                                                     -4.51%
CLASS B                                                     -5.03%
CLASS C                                                     -4.86%
LIPPER EUROPEAN REGION FUNDS CATEGORY AVERAGE*              -0.96%

--------------------------------------------------------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN
 NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------------------------------------------------------
                                                   AS OF     AS OF
                                                  5/31/99   11/30/98
--------------------------------------------------------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS A                        $13.61     $14.34
--------------------------------------------------------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS B                        $13.26     $14.05
--------------------------------------------------------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS C                        $13.36     $14.13
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER EUROPE FUND
RANKINGS AS OF 5/31/99
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER EUROPEAN REGION FUNDS CATEGORY*

                             CLASS A            CLASS B              CLASS C
--------------------------------------------------------------------------------------------------------------------------------
1-YEAR                  #82 of 107 funds    #89 of 107 funds    #84 of 107 funds
--------------------------------------------------------------------------------------------------------------------------------
3-YEAR                  #54 of 71 funds     #57 of 71 funds      #56 of 71 funds
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE PERIOD, KEMPER EUROPE FUND MADE THE FOLLOWING DISTRIBUTIONS PER
SHARE:

                                     CLASS A         CLASS B       CLASS C
--------------------------------------------------------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN            $0.09           $0.09          $0.09
--------------------------------------------------------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------
[Style-size Box]

Source: Morningstar, Inc. Chicago, IL (312) 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

THE STYLEBOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER EUROPE FUND IN THE EUROPE STOCK CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.



EUROPEAN CENTRAL BANK (ECB) The bank founded to oversee monetary policy for the eleven countries that converted their local currencies to the euro on January 1, 1999. The ECB's primary mission is to maintain price stability and issue euro currency.

(EMU) EUROPEAN MONETARY UNION The integration of European economies involving, among other changes, a move to a single currency for member nations. To qualify for EMU membership, nations will be required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

RESTRUCTURING The general term for major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

TRANSPARENCY The degree to which investors can evaluate if a company is managed in the interests of shareholders. Transparency is often not as strong in developing markets where disclosure requirements may be less stringent and protectionism, subsidies, and cronyism may distort the business environment.

WEIGHTING (OVER/UNDER) Refers to the allocation of assets -- usually in terms of sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

SOURCES: SCUDDER KEMPER INVESTMENTS, INC.; BARRON'S DICTIONARY OF FINANCE AND INVESTMENT TERMS

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON, MASS. HE IS A MEMBER OF BOTH THE BLUE CHIP ECONOMIC AND FINANCIAL SURVEYS, AND SERVES ON THE POLICY ADVISORY COMMITTEES OF THE FEDERAL RESERVE BOARDS OF CHICAGO AND CLEVELAND.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

As expected, the Federal Reserve Board raised its federal funds interest rate (the rate at which banks lend to each other overnight) by one-fourth of a percentage point in June. Although higher interest rates tend to have a dampening effect on the market, investors rallied in response to this move. The Dow Jones Industrial Average, which was down 50 points before the Fed's statement on June 30, reversed course and ended the day at its highest closing level in six weeks. The Dow went on to close at a record-setting high of 11,187 on July 7.

  What led to the interest rate hike, and why does the market reaction suggest that investors are happy about it?

  It is generally recognized that a modest rate hike by the Fed may be effective in slowing the economy sufficiently to suppress any simmering inflationary pressures. Although the economy has been strong, there are concerns that it will be unable to maintain its current rate of growth without prompting inflationary pressures -- which is at the heart of the Fed's decision to raise interest rates. The Fed is acting now to be proactive. In the past, Fed policy has been reactive, which meant that the Fed tended to respond to inflation only when it picked up. A rate hike now is intended to halt any future buildup in inflation. Moreover, by hinting at an increase well in advance -- then by limiting the increase to 25 basis points -- the Fed relieved worried investors and gave a boost to the financial markets.

  Despite the minor rate increase, the long-term economic situation appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. Prior to its strong close in the second quarter, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., is expected to rise at an annual rate of 4 percent in the first half of 1999, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by
4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates earlier and more drastically, and that would have changed the financial market outlook.

  However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first half of 1999, while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

  But don't forget that international crises have the potential to affect the U.S. markets dramatically. Although the Kosovo crisis seems to be waning, past increases in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries (especially Italy) have small economies and

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                           NOW (6/30/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
Ten Year Treasury Rate                          5.90                   4.81                   5.65                   6.69
Prime Rate                                      7.75                   8.49                   8.50                   8.30
Inflation*                                      2.03                   1.62                   1.44                   3.03
The U.S. Dollar*                                -2.4                   4.31                   4.88                   8.58
Capital goods orders*                           7.73                  11.44                   8.10                   5.52
Industrial production *                         1.72                   3.58                   5.05                   5.86
Employment growth*                              2.15                   2.48                   2.61                   2.51

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF MAY 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

little leeway in their budgets. Consequently, those countries financed unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.

  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.

  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[FRANKLIN PHOTO]

CAROL FRANKLIN IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP AND SERVES AS LEAD PORTFOLIO MANAGER FOR KEMPER EUROPE FUND. IN ADDITION, CAROL MANAGES INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIOS AND RESEARCHES INVESTMENT OPPORTUNITIES IN SEVERAL WESTERN AND EASTERN EUROPEAN COUNTRIES. SHE RECEIVED AN MBA FROM COLUMBIA UNIVERSITY. A CHARTERED FINANCIAL ANALYST, SHE HAS SERVED AS PRESIDENT AND SECRETARY OF THE NEW YORK ASSOCIATION OF INTERNATIONAL INVESTORS.

[SLENDEBROEK PHOTO]

MARC SLENDEBROEK JOINED SCUDDER KEMPER INVESTMENTS, LONDON OFFICE IN 1994. HE IS A VICE PRESIDENT OF INTERNATIONAL EQUITIES AND A PORTFOLIO MANAGER FOR KEMPER EUROPE FUND. HE ALSO SERVES ON THE MANAGEMENT TEAM OF KEMPER INTERNATIONAL FUND. MARC HOLDS A MASTER'S DEGREE IN CIVIL LAW FROM THE UNIVERSITY OF LEIDEN IN THE NETHERLANDS.

[GREGORY PHOTO]

JOAN GREGORY, A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC., IS A MEMBER OF THE GLOBAL EQUITY GROUP. SHE SERVES AS A PORTFOLIO MANAGER OF KEMPER EUROPE FUND AND SEVERAL INSTITUTIONAL INTERNATIONAL PORTFOLIOS.

AFTER STAGING AN EXUBERANT RALLY FOLLOWING THE SUCCESSFUL LAUNCH OF THE EURO, STOCKS IN EUROPE FELL WHEN INVESTORS BECAME CONCERNED ABOUT A NEGATIVE POLITICAL ENVIRONMENT IN GERMANY AND SLOWING GROWTH THROUGHOUT THE REGION. VETERAN EUROPEAN EQUITY FUND MANAGER CAROL FRANKLIN WAS BROUGHT ABOARD KEMPER EUROPE FUND'S MANAGEMENT TEAM AS LEAD PORTFOLIO MANAGER IN APRIL. HERE, THE MANAGEMENT TEAM DISCUSSES THE EUROPEAN MARKETS.

Q     AFTER REBOUNDING FROM THEIR LOWS IN DECEMBER, EUROPEAN STOCK MARKETS
PROVIDED FLAT PERFORMANCE IN THE NEW YEAR THROUGH MAY 31, 1999 AMID A MORE CHALLENGING INVESTMENT ENVIRONMENT. WHAT WERE THE MAIN EVENTS AFFECTING THE MARKETS?

A     The most significant economic event during the period was the start of the
European Monetary Union (EMU) (see Terms To Know on page 2). On January 1 of this year, Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain agreed to unify their economic and monetary policies and use a single currency, the euro. The new currency started out strongly against the dollar, but weakened as growth in the region slowed. Although consumer confidence in a number of European countries remained high, business confidence began to deteriorate when growth in the major continental economies failed to meet expectations.

  The principal reason for the drop in the euro and the weaker market performance has been slowing growth in gross domestic product (GDP) throughout the region, especially relative to the strong growth rates in the United States. Having topped 3 percent in the first half of 1998, European GDP growth averaged only about 1.3 percent in the first quarter of 1999. Looking at individual country activity, we did see the strength of peripheral countries such as Spain, Ireland and Holland, as well as a steadily growing France, help offset the GDP declines in Germany and Italy.

  Concerns about political instability in Germany also contributed to weaker stock market performance. An unsatisfactory tax reform package, tensions within the country's uneasy coalition government, and the attempts of Finance Minister Oskar LaFontaine to jawbone the newly established European Central Bank (ECB) (see Terms To Know on page 2) into lowering interest rates all weighed on market sentiment. LaFontaine's abrupt resignation in March prompted an enthusiastic rally in German shares and raised hopes among European investors that Prime Minister Gerhard Schroeder would be able to conduct a more cohesive and pro-business policy. Three weeks after LaFontaine's resignation, the ECB did indeed announce that rates would be cut a larger than expected .50% to 2.50% in an effort to stimulate growth on the continent.

  Another surprise in the European political arena was the investigation by the European Parliament of the European Commission, an action that ultimately resulted in the resignation of all the Commissioners. European stock markets were not concerned by this event. In fact, the push toward greater accountability, and democracy is a step forward for Europe. We feel that the prompt appointment of Romano Prodi as the

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

next European commissioner is a further positive. Prodi, the former Prime Minister of Italy, is well respected, reform-minded, and pro-growth. On the downside, the crisis in Kosovo has brought armed conflict to the doorstep of the Eurozone.

Q     THE FUND RETURNED -4.51 PERCENT (CLASS A SHARES, UNADJUSTED FOR SALES
CHARGE) FOR THE 6-MONTH PERIOD WHILE THE FT/S&P WORLD EUROPE INDEX* WAS UP 0.88 PERCENT. WHAT CONTRIBUTED TO THIS UNDERPERFORMANCE?

A     The largest reason for the underperformance was the aggressive shift toward more economically sensitive areas. In local currency terms, the oil sector rose 12.2 percent, steels rose nearly 18 percent, and non-food retail was up 29 percent. We were quite underweight in oil, had no exposure in steel and only a small position in non-food retail. Negatively impacted by the investor bias toward cyclical names, our overweight positions in insurance, pharmaceuticals and food and drug retailers hurt us, as those sectors dropped 15 percent, 10.1 percent and 4.1 percent respectively.

      It is not unusual for more cyclical stocks to start a new year strong because optimism about economic growth is typically high at the beginning of the year. However, these stocks generally cool off by the end of the first quarter. This year, the shift toward cyclical areas such as oil and steel has been more pronounced and longer than we expected. We believe this reflects the more balanced situation in the global economies compared to the situation we've had in the past 18 to 24 months. To our credit, telecommunications stocks have performed well, rising 18.9 percent during the period. Our overweighting in this sector boosted our performance.

* THE FT/S&P WORLD EUROPE INDEX IS A GENERALLY ACCEPTED BENCHMARK OF EUROPEAN MARKET PERFORMANCE. IT CANNOT BE INVESTED IN DIRECTLY. SOURCE IS DATASTREAM.

Q     HOW WAS THE FUND POSITIONED IN DIFFERENT BUSINESS SECTORS, AND HOW DID
THOSE POSITIONS CHANGE OVER THE PERIOD? DID ANY SECTORS STAND OUT AS ESPECIALLY STRONG PERFORMERS?

A     Overall, the portfolio is more balanced among sectors than it has been in the past. We've made adjustments to reflect a fundamental change in our international economic growth profile, which indicates a much more balanced outlook for the economy. In this environment, it is less desirable to have an oversized position in any one area.

      To achieve this balance, we have increased our position in the energy sector to 10 percent from 4 percent by adding such new names as Total, Royal Dutch and ENI. We also increased exposure to Elf Aquitaine. While maintaining our 12 percent exposure to communication firms, we took profits in Telecom Italia Mobile and British Telecom. We've also added to our underweight position in the finance sector, increasing that position to 20 percent from 10 percent by adding new names like Argentaria, Barclays, Prudential and UBS.

      The adjustment made to the management team in April has also contributed to the broadening of the portfolio. With the additional depth of knowledge provided by expanding the management team, we've identified some new stocks that represented very good value. We expanded our exposure in France, for example, with the addition of Casino, an operator of food and convenience stores; Compagnie de Saint-Gobain, a distributor of building materials; Air Liquide, a producer of industrial gases; and Rhone Poulenc, a pharmaceutical and chemical name.

Q     YOU MENTIONED EARLIER THAT THERE WAS SOME DISPARITY BETWEEN THE GDP
FIGURES OF THE VARIOUS EUROPEAN COUNTRIES. HAS THIS AFFECTED REGIONAL PERFORMANCE, AND HAVE YOU ADJUSTED THE FUND'S COUNTRY WEIGHTINGS (SEE TERMS TO KNOW ON PAGE 2) TO REFLECT THIS?

A     In terms of regional performance, there has been an unusually sharp divergence between European countries. In local currency terms, Finland was the best performing country, rising 45.8 percent* on the strength of Nokia, a telecommunications giant. Belgium, dominated by banks and utilities, dropped 3.2 percent*. Among the larger countries, France was up 13.7 percent*, buoyed by strong consumer confidence and by being such a diverse market, while Germany dropped 1.2 percent*.

      Although we are more evenly balanced today, we are overweight in France and Italy versus the FT/S&P World Europe Index. Both have strong companies in sectors we are favoring. In Italy, we have found some attractive media names such as Gruppo Editoriale L'Espresso, which has a stronghold in the newspaper and radio business, and Seat Pagine Gialle, a yellow pages company with an aggressive internet strategy. In France we are also focusing on some media names as well as leisure giants such as Accor, a provider of hotel and travel services. This market really offers a nice cross-section of industries, which helped our efforts to balance out the portfolio a bit late in the period. We have lowered our weightings in Holland and Sweden to finance the additions in France and Italy.

* SOURCE FOR THE COUNTRY INDICES IS DATASTREAM AND FT/S&P WORLD INDICES. THESE INDICES PROVIDE A GENERAL REPRESENTATION OF THE PERFORMANCE OF THESE MARKETS.

PERFORMANCE UPDATE

Q     CAN YOU SHARE WITH US SOME OF THE NAMES THAT HAVE REWARDED THE FUND DURING
THIS PERIOD, AND PERHAPS SOME THAT DIDN'T MEET YOUR EXPECTATIONS?

A     Our top performer was Content (which we sold at the end of March), an undervalued temporary employment agency from the Netherlands that rose dramatically in a corporate takeover. We also saw strong growth in telecommunication stocks. United Kingdom-based Orange and Vodafone Group both enjoyed strong gains and the German firm Mannesman was a strong contributor in this sector. We continue to hold these three strong performers. TF1, a French broadcasting company that also had a nice run, benefited from technological advances and strong ad volumes.

      On the downside, we were hurt by poor performances by Rentokil in the United Kingdom, which dropped on news of a downgrade of performance expectations. The large German bank holding company HypoVereinsbank was also off significantly. The drop in the stock was induced by a recently revealed real estate and loan scandal that occurred in one of the banks prior to acquisition by Vereinsbank. We continue to hold HypoVereinsbank, as it has a low valuation and we believe it remains the best-managed German bank.

Q     WHAT IS YOUR OUTLOOK FOR THE REGION AND FOR THE FUND?

A     European stock markets face a number of challenges in the months ahead. We feel that business confidence must improve in order for the markets to add to their gains. Lower interest rates and a weaker euro should serve to support increased business investment and stronger exports, which in turn would revive growth in Germany and Italy. In the meantime, governments need to move forward with structural reforms in order to support sustainable economic progress.

      Despite the near term risks, the longer-term picture remains positive as corporate restructuring, merger and acquisition activity, and share buybacks all demonstrate the resolve of European corporations to become more profitable, shareholder-oriented, and globally competitive. In this environment, we will continue to search for the individual companies most likely to emerge as the winners in Europe's new economy. We expect the world economic growth to be more evenly spread in the coming years, so we have balanced the fund more evenly in terms of growth versus value. Most signs coming from other corners of the world are positive, which is good news for a region that has grown increasingly dependent on export growth.

      We think valuations in the region are attractive, particularly versus European bonds and U.S. equities. Although unemployment is a problem, the consumer appears very healthy. Savings rates are high, and there is significant resilient purchasing power. A recovery in some of the lagging economies like Germany and Italy would also be very welcome news.

COUNTRY WEIGHTINGS

               MAY 31, 1999                                 NOVEMBER 30, 1998
---------------------------------------------------------------------------------------------------
      UNITED KINGDOM                       30%        UNITED KINGDOM                       28%
---------------------------------------------------------------------------------------------------
      FRANCE                               18         NETHERLANDS                          17
---------------------------------------------------------------------------------------------------
      NETHERLANDS                          15         FRANCE                               12
---------------------------------------------------------------------------------------------------
      ITALY                                11         GERMANY                              11
---------------------------------------------------------------------------------------------------
      GERMANY                               9         ITALY                                10
---------------------------------------------------------------------------------------------------
      SWITZERLAND                           5         SPAIN                                 7
---------------------------------------------------------------------------------------------------
      SPAIN                                 5         SWITZERLAND                           6
---------------------------------------------------------------------------------------------------
      FINLAND                               3         SWEDEN                                5
---------------------------------------------------------------------------------------------------
      IRELAND                               2         PORTUGAL                              3
---------------------------------------------------------------------------------------------------
      SWEDEN                                2         OTHER                                 1
---------------------------------------------------------------------------------------------------

LARGEST HOLDINGS

THE FUND'S 15 LARGEST HOLDINGS*
Representing 32.5 percent of the fund's common stock holdings on May 31,
1999

-----------------------------------------------------------------------------------------------
              HOLDINGS                                             COUNTRY              PERCENT
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
1.            COMPANHIA                                            Spain                  3.2%
              TELEFONICA NATIONAL
              DE ESPANA
-----------------------------------------------------------------------------------------------
2.            BRITISH TELECOM                                      United Kingdom         2.9%
-----------------------------------------------------------------------------------------------
3.            BP AMOCO                                             United Kingdom         2.8%
-----------------------------------------------------------------------------------------------
4.            UBS                                                  Switzerland            2.8%
-----------------------------------------------------------------------------------------------
5.            KONINKLIJKE AHOLD                                    Netherlands            2.3%
-----------------------------------------------------------------------------------------------
6.            ASSICURAZIONA GENERALI                               Italy                  2.1%
-----------------------------------------------------------------------------------------------
7.            ELF AQUITAINE                                        France                 2.0%
-----------------------------------------------------------------------------------------------
8.            SIEMENS                                              Germany                2.0%
-----------------------------------------------------------------------------------------------
9.            TOTAL                                                France                 1.9%
-----------------------------------------------------------------------------------------------
10.           MANNESMANN                                           Germany                1.8%
-----------------------------------------------------------------------------------------------
11.           NOKIA                                                Finland                1.8%
-----------------------------------------------------------------------------------------------
12.           BANK OF IRELAND                                      Ireland                1.8%
-----------------------------------------------------------------------------------------------
13.           ORANGE                                               United Kingdom         1.7%
-----------------------------------------------------------------------------------------------
14.           SEAT PAGINE GIALLE                                   Italy                  1.7%
-----------------------------------------------------------------------------------------------
15.           ISTITUTO BANCARIO                                    Italy                  1.7%
              SAN PAOLO DI TORINO
-----------------------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

]PORTFOLIO OF INVESTMENTS

KEMPER EUROPE FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1999 (UNAUDITED)
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER       VALUE
    COMMON STOCKS                                                                              OF SHARES
--------------------------------------------------------------------------------------------------------------------
    UNITED KINGDOM--28.3%
                                       (a) BOC Group PLC
                                             PRODUCER OF INDUSTRIAL GASES                       50,000       $   863
                                           BP Amoco PLC
                                             MAJOR INTEGRATED WORLD OIL COMPANY                 90,190         1,613
                                           Barclays PLC
                                             COMMERCIAL AND INVESTMENT BANKING,
                                             INSURANCE AND OTHER FINANCIAL SERVICES             30,000           911
                                           Bodycote International PLC
                                             HOLDING COMPANY                                    45,000           606
                                           British Telecom PLC
                                             TELECOMMUNICATION SERVICES                         99,986         1,657
                                       (a) Carlton Communications PLC
                                             TELEVISION POST PRODUCTION PRODUCTS AND
                                             SERVICES                                           57,300           457
                                           Compass Group PLC
                                             INTERNATIONAL CATERING GROUP                       52,350           531
                                       (a) Dixon Group PLC
                                             RETAILER OF HIGH TECHNOLOGY CONSUMER
                                             ELECTRONICS AND COMPUTER RELATED PRODUCTS          39,600           720
                                           Glaxo Wellcome PLC
                                             PHARMACEUTICAL COMPANY                             31,050           871
                                       (a) Great Universal Stores PLC "A"
                                             CATALOG HOME SHOPPING, RETAILING, FINANCE
                                             AND PROPERTY INVESTMENT                            27,300           291
                                           Hays PLC
                                             BUSINESS SERVICES                                  62,720           583
                                       (a) Marks & Spencer, PLC
                                             RETAILER OF CONSUMER GOODS AND FOODS              125,000           789
                                       (a) National Westminster Bank
                                             PROVIDER OF BANKING AND FINANCIAL SERVICES         34,425           783
                                           Orange PLC
                                             OPERATOR OF DIGITAL MOBILE TELEPHONE
                                             NETWORK                                            69,270           956
                                       (a) Perpetual PLC
                                             HOLDING COMPANY                                     5,700           304
                                           Prudential Corporation PLC
                                             PROVIDER OF BROAD RANGE OF FINANCIAL
                                             SERVICES                                           28,950           380
                                           Reed International PLC
                                             PUBLISHER OF SCIENTIFIC, PROFESSIONAL AND
                                             BUSINESS TO BUSINESS MATERIALS                    109,562           801
                                           Rentokil Intitial PLC
                                             ENVIRONMENTAL SERVICES COMPANY                    205,500           836
                                           Rio Tinto PLC
                                             MINING COMPANY                                     21,600           316
                                           Select Appointments Holdings PLC
                                             RECRUITMENT SERVICES COMPANY                       63,542           779
                                           SmithKline Beecham PLC
                                             MANUFACTURER OF ETHICAL DRUGS AND
                                             HEALTHCARE PRODUCTS                                50,145           653
                                           Unilever PLC
                                             MANUFACTURER OF BRANDED AND PACKAGED
                                             CONSUMER GOODS INCLUDING FOOD AND
                                             DETERGENTS                                         62,315           550
                                           Vodafone Group PLC
                                             TELECOMMUNICATION SERVICES                         44,799           851
--------------------------------------------------------------------------------------------------------------------
                                                                                                              17,101

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER
                                                                                             OF SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------
    FRANCE--16.9%
                                           AXA S.A.
                                             INSURANCE GROUP PROVIDING INSURANCE,
                                             FINANCE AND REAL ESTATE SERVICES                    5,440       $   627
                                           Accor S.A.
                                             PROVIDER OF CATERING, HOTEL AND TRAVEL
                                             SERVICES                                            2,400           589
                                           Air Liquide
                                             LEADING PRODUCER OF INDUSTRIAL GASES                3,300           497
                                           Castorama-Dubois Investissements
                                             RETAILER SPECIALIZING IN HOME REPAIR                1,350           329
                                           Compagnie de Saint-Gobain
                                             GLASS MANUFACTURER                                  4,220           662
                                           Elf Aquitaine S.A.
                                             PETROLEUM COMPANY                                   7,820         1,132
                                           Etablissements Economiques du Casino
                                             Guichard-Perrachon S.A.
                                             OPERATOR OF SUPERMARKETS AND CONVENIENCE
                                             STORES                                              3,300           313
                                           Groupe Danone
                                             PRODUCER OF PACKAGED FOODS AND BEVERAGES            2,510           691
                                           Imetal S.A.
                                             MANUFACTURER OF BUILDING MATERIALS                  2,860           364
                                           Rhone-Poulenc S.A. "A"
                                             PHARMACEUTICAL COMPANY                             16,700           792
                                           Sanofi-Synthelabo S.A.
                                             MANUFACTURER OF HEALTH CARE PRODUCTS AND
                                             MEDICAL AND SURGICAL EQUIPMENT                     14,800           624
                                           Suez Lyonnaise des Eaux
                                             WATER AND ELECTRIC UTILITY                          4,000           663
                                           Television Francaise
                                             TELEVISION BROADCASTING                             3,685           884
                                           Total S.A. "B"
                                             INTERNATIONAL OIL AND GAS EXPLORATION,
                                             DEVELOPMENT AND PRODUCTION                          9,000         1,093
                                           Vivendi
                                             PROVIDER OF WATER PURIFICATION AND
                                             DISTRIBUTION, ENERGY, WASTE MANAGEMENT,
                                             CONSTRUCTION, HEALTHCARE AND COMMUNITY
                                             SERVICES                                           24,780           930
                                           -----------------------------------------------------------------------------
                                                                                                              10,190
------------------------------------------------------------------------------------------------------------------------
    NETHERLANDS--14.1%
                                           Aalberts Industries
                                             CAPITAL GOODS AND COMPONENTS                       28,505           624
                                           Akzo Nobel, N.V.
                                             PRODUCER AND MARKETER OF HEALTHCARE
                                             PRODUCTS, COATINGS, CHEMICALS AND FIBERS           16,100           668
                                       (a) Equant, N.V.
                                             PROVIDER OF INTERNATIONAL DATA NETWORK
                                             SERVICES                                            4,200           346
                                           Getronics, N.V.
                                             PROVIDER OF COMPUTER INSTALLATION AND
                                             MAINTENANCE SERVICES                               24,323           938
                                           ING Groep, N.V.
                                             INSURANCE AND FINANCIAL SERVICES                   14,790           790
                                           Koninklijke Ahold, N.V.
                                             INTERNATIONAL FOOD RETAILER                        37,551         1,310
                                           Koninklijke Numico, N.V.
                                             NUTRITIONAL FOOD MANUFACTURER                      21,266           771
                                           Laurus, N.V.
                                             INTERNATIONAL FOOD RETAILER                        14,500           333
                                           Philips Electronics, N.V.
                                             LEADING MANUFACTURER OF ELECTRICAL
                                             EQUIPMENT                                           5,000           429

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER
                                                                                              OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
                                           Royal Dutch Petroleum Co.
                                             OWNER OF 60% OF ROYAL DUTCH/SHELL GROUP            12,400       $   691
                                           Unique International, N.V.
                                             OPERATOR OF RETAIL CLOTHING STORES,
                                             EMPLOYMENT AGENCIES, TECHNICAL TRADE
                                             SCHOOLS, ENGINEERING SERVICES                      28,290           646
                                           VNU, N.V.
                                             INTERNATIONAL PUBLISHING COMPANY                    8,900           378
                                           Vedior, N.V. CVA
                                             TEMPORARY EMPLOYMENT SERVICES                      31,344           580
                                           -----------------------------------------------------------------------------
                                                                                                               8,504
------------------------------------------------------------------------------------------------------------------------
    ITALY--10.5%
                                           Assicurazioni Generali
                                             LIFE AND PROPERTY INSURANCE COMPANY                33,000         1,173
                                           Banca Popolare di Brescia SpA
                                             COOPERATIVE BANK                                   22,500           888
                                           Ente Nazionale Idrocarburi SpA
                                             EXPLORATION AND PRODUCTION OF OIL, NATURAL
                                             GAS AND CHEMICALS                                 123,000           768
                                           Gruppo Editoriale L'Espresso
                                             PUBLISHER                                          56,200           926
                                           Istituto Bancario San Paolo di Torino
                                             COMMERCIAL BANK                                    69,856           943
                                           Seat Pagine Gialle SpA
                                             PUBLISHER OF TELECOMMUNICATION DIRECTORIES
                                             AND PROVIDER OF ADVERTISING SERVICES              701,000           954
                                           Telecom Italia SpA
                                             PROVIDER OF TELECOMMUNICATIONS, ELECTRONICS
                                             AND NETWORK CONSTRUCTION                           66,000           680
                                           -----------------------------------------------------------------------------
                                                                                                               6,332
------------------------------------------------------------------------------------------------------------------------
    GERMANY--8.6%
                                           Allianz A.G.
                                             MULTI-LINE INSURANCE COMPANY                        2,415           660
                                           Bayer A.G.
                                             LEADING CHEMICAL PRODUCER                          17,600           685
                                           HypoVereinsbank A.G.
                                             COMMERCIAL BANK                                    11,500           621
                                           Gehe A.G.
                                             PHARMACEUTICALS DISTRIBUTOR                         9,600           472
                                           Mannesmann A.G.
                                             DIVERSIFIED CONSTRUCTION AND TECHNOLOGY
                                             COMPANY                                             7,550         1,031
                                           Metro A.G.
                                             OPERATOR OF BUILDING, CLOTHING, DEPARTMENT,
                                             ELECTRONIC AND FOOD STORES                          9,000           568
                                           Siemens A.G.
                                             ELECTRICAL ENGINEERING AND ELECTRONICS
                                             COMPANY                                            16,800         1,130
                                           -----------------------------------------------------------------------------
                                                                                                               5,167
------------------------------------------------------------------------------------------------------------------------
    SWITZERLAND--4.9%
                                           ABB A.G.
                                             MANUFACTURER OF RAIL TRANSIT SYSTEMS AND
                                             ALL OF THE COMPONENTS NECESSARY TO GENERATE
                                             AND DISTRIBUTE ELECTRICITY THROUGH ITS
                                             SUBSIDIARIES                                          220           311
                                           Novartis A.G.
                                             PHARMACEUTICAL COMPANY                                288           418

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER
                                                                                             OF SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------
                                           Roche Holdings A.G.
                                             PRODUCER OF DRUGS AND MEDICINES                        60       $   634
                                           UBS A.G.
                                             PROVIDER OF BANKING AND ASSET MANAGEMENT
                                             SERVICES                                            5,440         1,573
                                           -----------------------------------------------------------------------------
                                                                                                               2,936
------------------------------------------------------------------------------------------------------------------------
    SPAIN--4.5%
                                           Argentaria S.A.
                                             BANK                                               41,000           919
                                           Compania Telefonica Nacional de Espana S.A.
                                             TELECOMMUNICATION SERVICES                         38,080         1,825
                                           -----------------------------------------------------------------------------
                                                                                                               2,744
------------------------------------------------------------------------------------------------------------------------
    FINLAND--2.8%
                                           Nokia OYJ
                                             MANUFACTURER OF TELECOMMUNICATION NETWORKS
                                             AND EQUIPMENT                                      14,400         1,024
                                           Pohjola Insurance Co., Ltd. "B"
                                             INSURANCE COMPANY                                  14,200           651
                                           -----------------------------------------------------------------------------
                                                                                                               1,675
------------------------------------------------------------------------------------------------------------------------
    IRELAND--2.1%
                                           Bank of Ireland PLC
                                             BANK                                               53,079           982
                                           ESAT Telecom Group PLC (ADR)
                                             PROVIDER OF TELECOMMUNICATION SERVICES              7,400           274
                                           -----------------------------------------------------------------------------
                                                                                                               1,256
------------------------------------------------------------------------------------------------------------------------
    SWEDEN--1.8%
                                           Gambro A.B.
                                             HEALTHCARE SERVICES AND MEDICAL TECHNOLOGY
                                             PROVIDER                                           39,750           397
                                           Securitas A.B.
                                             INSTALLS SECURITY SYSTEMS AND PROVIDER OF
                                             GUARD SERVICES                                     46,500           662
                                           -----------------------------------------------------------------------------
                                                                                                               1,059
                                           -----------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS--94.5%
                                           (Cost $56,963)                                                     56,964
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------
    (B)REPURCHASE
    AGREEMENT--.2%
                                           Chase Manhattan Bank, dated 5/28/99, 4.625%,
                                             due 6/1/99                                       $    141           141
------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET
    INSTRUMENTS--5.3%
                                           Yield--4.68%
                                           Due--June 1999
                                           Federal Home Loan Mortgage Corp.
                                           (Cost $3,200)                                         3,200         3,200
                                           -----------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost $60,304)                                                    $60,305
                                           -----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

At May 31, 1999, the fund's portfolio of investments had the following industry diversification (dollars in thousands):

----------------------------------------------------------------------------------------
                                                                 VALUE               %
----------------------------------------------------------------------------------------
Financial                                                       $12,207             20.2
----------------------------------------------------------------------------------------
Service Industries                                                7,738             12.8
----------------------------------------------------------------------------------------
Communications                                                    7,267             12.1
----------------------------------------------------------------------------------------
Manufacturing                                                     7,139             11.8
----------------------------------------------------------------------------------------
Energy                                                            5,793              9.6
----------------------------------------------------------------------------------------
Consumer Staples                                                  5,418              9.0
----------------------------------------------------------------------------------------
Health                                                            4,069              6.7
----------------------------------------------------------------------------------------
Consumer Discretionary                                            2,439              4.0
----------------------------------------------------------------------------------------
Media                                                             2,267              3.8
----------------------------------------------------------------------------------------
Technology                                                        1,284              2.1
----------------------------------------------------------------------------------------
Utilities                                                           663              1.1
----------------------------------------------------------------------------------------
Construction                                                        364              0.6
----------------------------------------------------------------------------------------
Metals and Minerals                                                 316              0.5
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                              56,964             94.5
----------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS                                          3,341              5.5
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                               $60,305            100.0
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or U.S. Government agency securities. The collateral is monitored daily by the fund so that its market value is at least equal to the carrying value of the repurchase agreement.

Based on the cost of investments of $60,304,000 for federal income tax purposes at May 31, 1999, the gross unrealized appreciation was $4,081,000, the gross unrealized depreciation was $4,080,000 and the net unrealized appreciation on investments was $1,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1999 (UNAUDITED)
(IN THOUSANDS)

-----------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $60,304)                                                 $60,305
-----------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                   29
-----------------------------------------------------------------------
  Interest and dividends                                            250
-----------------------------------------------------------------------
  Foreign taxes recoverable                                          91
-----------------------------------------------------------------------
Reimbursement from Advisor                                          137
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 60,812
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES
-----------------------------------------------------------------------

Cash overdraft                                                       29
-----------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                               33
-----------------------------------------------------------------------
  Distribution services fee                                           4
-----------------------------------------------------------------------
  Administrative services fee                                         8
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            122
-----------------------------------------------------------------------
  Accrued reorganization expenses                                   102
-----------------------------------------------------------------------
  Trustees' fees and other                                           15
-----------------------------------------------------------------------
    Total liabilities                                               313
-----------------------------------------------------------------------
NET ASSETS                                                      $60,499
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $60,564
-----------------------------------------------------------------------
Undistributed net realized gain on investments                      (90)
-----------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                    (6)
-----------------------------------------------------------------------
Undistributed net investment income                                  31
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $60,499
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($29,545 /
  2,171 shares outstanding)                                      $13.61
-----------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)           $14.44
-----------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($26,641 / 2,009 shares outstanding)                           $13.26
-----------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($4,313 / 323 shares outstanding)                              $13.36
-----------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $87)              $   723
-----------------------------------------------------------------------
  Interest income                                                   131
-----------------------------------------------------------------------
    Total investment income                                         854
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    265
-----------------------------------------------------------------------
  Distribution services fee                                         134
-----------------------------------------------------------------------
  Administrative services fee                                        88
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            500
-----------------------------------------------------------------------
  Professional fees                                                  45
-----------------------------------------------------------------------
  Reports to shareholders                                            35
-----------------------------------------------------------------------
  Reorganization expenses                                           102
-----------------------------------------------------------------------
  Trustees' fees and other                                           11
-----------------------------------------------------------------------
    Total expenses                                                1,180
-----------------------------------------------------------------------
Less expense waived and absorbed by investment manager             (357)
-----------------------------------------------------------------------
    Total expense after expense waiver                              823
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                                31
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments                         415
-----------------------------------------------------------------------
  Net realized loss from futures transactions                       (30)
-----------------------------------------------------------------------
  Net realized gain                                                 385
-----------------------------------------------------------------------
Change in net unrealized depreciation on investments and
assets and liabilities in foreign currencies                     (3,221)
-----------------------------------------------------------------------
Net loss on investments                                          (2,836)
-----------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(2,805)
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                        SIX MONTHS
                                           ENDED
                                          MAY 31,          YEAR ENDED
                                           1999           NOVEMBER 30,
                                        (UNAUDITED)           1998
----------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------
  Net investment income (loss)            $    31           $  (103)
----------------------------------------------------------------------
  Net realized gain                           385                35
----------------------------------------------------------------------
  Change in net unrealized
  appreciation (depreciation)              (3,221)            2,416
----------------------------------------------------------------------
Net increase in net assets resulting
from operations                            (2,805)            2,348
----------------------------------------------------------------------
  Distribution from net investment
    income                                     --               (49)
----------------------------------------------------------------------
  Distribution from net realized gain        (425)             (304)
----------------------------------------------------------------------
Total dividends to shareholders              (425)             (353)
----------------------------------------------------------------------
Net increase (decrease) from capital
share transactions                         (3,579)           41,403
----------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                     (6,809)           43,398
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------

Beginning of period                        67,308            23,910
----------------------------------------------------------------------
END OF PERIOD                             $60,499            67,308
----------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF
     THE FUND Kemper Europe Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through May 31, 1999) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchange are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rates of the underlying currencies on that day. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. The fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains

NOTES TO FINANCIAL STATEMENTS

                             and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the fund. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred management fees of $195,000 for the six months ended May 31, 1999, after a fee waiver by Scudder Kemper.

                             In addition, Scudder Kemper has agreed to temporarily absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $357,000 for the six months ended May 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 1999 are $13,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of

NOTES TO FINANCIAL STATEMENTS

                             Class B and Class C shares. Distribution fees (after an expense waiver) and CDSC received by KDI for the six months ended May 31, 1999 are $84,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid by the fund to KDI for the six months ended May 31, 1999 are $20,000, after an expense waiver by Scudder Kemper.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $252,000 for the six months ended May 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $5,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $47,733

                             Proceeds from sales                          50,761

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                  SIX MONTHS ENDED                   YEAR ENDED
                                                                    MAY 31, 1999                  NOVEMBER 30, 1999
                                                               ----------------------           ---------------------
                                                               SHARES        AMOUNT             SHARES        AMOUNT
                                       ------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                 7,869       $ 113,761            7,283       $107,825
                                       ------------------------------------------------------------------------------
                                        Class B                 1,156          16,528            3,914         56,766
                                       ------------------------------------------------------------------------------
                                        Class C                   216           3,082              294          4,309
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                    13             196               15            187
                                       ------------------------------------------------------------------------------
                                        Class B                    13             187               11            142
                                       ------------------------------------------------------------------------------
                                        Class C                     2              25                1             11
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                (8,021)       (116,255)          (6,034)       (89,091)
                                       ------------------------------------------------------------------------------
                                        Class B                (1,303)        (18,492)          (2,591)       (37,533)
                                       ------------------------------------------------------------------------------
                                        Class C                  (184)         (2,611)             (86)        (1,213)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                    51             727               47            699
                                       ------------------------------------------------------------------------------
                                        Class B                   (51)           (727)             (48)          (699)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS          $  (3,579)                       $ 41,403
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    PROPOSED
     REORGANIZATION          The Board of Trustees of the fund approved, subject
                             to shareholder approval and certain contingencies, an Agreement and Plan of Reorganization (the
                             "Plan") providing: (i) that the fund would transfer to Scudder New Europe Fund, Inc. (the "Scudder
                             Europe Fund") all of its assets in exchange for Class A, B and C shares of the Scudder Europe Fund and the assumption by Scudder Europe Fund of all the fund's liabilities, (ii) that such shares of Scudder Europe Fund would be distributed to shareholders of the fund in liquidation of the fund, and (iii) that the fund would be subsequently be terminated. A shareholder meeting is scheduled for July 20, 1999 to consider the matter. If approved, the reorganization is expected to close on or about September 1, 1999. The fund's proportionate share of reorganization expenses amounted to $101,573 as of May 31, 1999.

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------
                                                             CLASS A
                                           -------------------------------------------
                                           SIX MONTHS     YEAR ENDED
                                             ENDED       NOVEMBER 30,       MAY 1 TO
                                            MAY 31,     ---------------   NOVEMBER 30,
                                              1999       1998     1997        1996
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period         $14.34      12.43    11.02       9.50
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .05(a)     .04      .03        .01
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.69)      2.07     1.51       1.51
--------------------------------------------------------------------------------------
Total from investment operations               (.64)      2.11     1.54       1.52
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        --        .05       --         --
--------------------------------------------------------------------------------------
  Distribution from net realized gain           .09        .15      .13         --
--------------------------------------------------------------------------------------
Total dividends                                  --        .20      .13         --
--------------------------------------------------------------------------------------
Net asset value, end of period               $13.61      14.34    12.43      11.02
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 (4.51)%    17.25    14.18      16.00
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                       1.60%(b)   1.53     1.52       1.49
--------------------------------------------------------------------------------------
Net investment income                           .33%(c)    .32      .34        .46
--------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                       2.26%(b)   2.28     1.75       4.74
--------------------------------------------------------------------------------------
Net investment income (loss)                     --(c)    (.43)     .11      (2.79)
--------------------------------------------------------------------------------------

                                           -------------------------------------------
                                                             CLASS B
                                           -------------------------------------------
                                           SIX MONTHS     YEAR ENDED
                                             ENDED       NOVEMBER 30,       MAY 1 TO
                                            MAY 31,     ---------------   NOVEMBER 30,
                                              1999       1998     1997        1996
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period         $14.05      12.27    10.97       9.50
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                          (.05)(a)   (.05)    (.05)      (.02)
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.65)      1.98     1.48       1.49
--------------------------------------------------------------------------------------
Total from investment operations               (.70)      1.93     1.43       1.47
--------------------------------------------------------------------------------------
Less distribution from net realized gain        .09        .15      .13         --
--------------------------------------------------------------------------------------
Net asset value, end of period               $13.26      14.05    12.27      10.97
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 (5.03)%    15.92    13.23      15.47
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                       2.80%(b)   2.67     2.45       2.44
--------------------------------------------------------------------------------------
Net investment loss                            (.27)%(c)  (.82)    (.59)      (.49)
--------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                       4.28%(b)   4.42     2.66       5.63
--------------------------------------------------------------------------------------
Net investment loss                           (1.01)%(c) (2.57)    (.80)     (3.68)
--------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------
                                                             CLASS C
                                           -------------------------------------------
                                           SIX MONTHS     YEAR ENDED
                                             ENDED       NOVEMBER 30,       MAY 1 TO
                                            MAY 31,     ---------------   NOVEMBER 30,
                                              1999       1998     1997        1996
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period         $14.13      12.28    10.97       9.50
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                            --(a)      --     (.05)      (.01)
--------------------------------------------------------------------------------------
  Net realized and unrealized gain             (.68)      2.00     1.49       1.48
--------------------------------------------------------------------------------------
Total from investment operations               (.68)      2.00     1.44       1.47
--------------------------------------------------------------------------------------
Less distribution from net realized gain        .09        .15      .13         --
--------------------------------------------------------------------------------------
Net asset value, end of period               $13.36      14.13    12.28      10.97
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 (4.86)%    16.48    13.32      15.47
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                       2.40%(b)   2.08     2.38       2.34
--------------------------------------------------------------------------------------
Net investment loss                            (.02)%(c)   (.23)   (.52)      (.39)
--------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                       2.88%(b)   2.89     2.59       5.50
--------------------------------------------------------------------------------------
Net investment loss                            (.26)%(c)  (1.04)   (.73)     (3.55)
--------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------

                                           SIX MONTHS     YEAR ENDED
                                             ENDED       NOVEMBER 30,       MAY 1 TO
                                            MAY 31,     ---------------   NOVEMBER 30,
                                              1999       1998     1997        1996
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Net assets at end of period (in
  thousands)                                $60,499     67,308   23,910      3,856
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)            147%       132      101         96
--------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive a portion of its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net assets are computed without this expense waiver or absorption. Data for the period ended May 31, 1999 is unaudited.

(a) Net investment income per share includes non-recurring dividend income amounting to $.01 per share for each class.

(b) Includes reorganization expense ratio of .14%.

(c) Not annualized.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15, 1999. Kemper Europe Fund shareholders were asked to vote on three separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., approval of the new Sub-Advisory Agreement for the fund with Scudder Investments (U.K.) Limited and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      2,191,679  40,328    96,886

2) To approve the new Sub-Advisory Agreement for the fund with Scudder Investments (U.K.). This item was approved.

         For     Against   Abstain
      2,170,628  35,545    122,720

3) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment Objectives

         For     Against   Abstain
      1,930,397  125,876   214,546

Investment policies

         For     Against   Abstain
      1,934,768  121,506   214,546

Diversification

         For     Against   Abstain
      1,932,895  123,379   214,546

Borrowing

         For     Against   Abstain
      1,934,941  121,756   214,123

Senior securities

         For     Against   Abstain
      1,938,335  117,939   214,546

Concentration

         For     Against   Abstain
      1,938,335  117,939   214,546

Underwriting of securities

         For     Against   Abstain
      1,937,028  119,245   214,546

Investment in real estate

         For     Against   Abstain
      1,937,442  118,832   214,546

Purchase of commodities

         For     Against   Abstain
      1,935,415  120,859   214,546

Lending

         For     Against   Abstain
      1,935,117  121,156   214,546

Margin purchases and short sales

         For     Against   Abstain
      1,933,604  122,670   214,546

Pledging of assets

         For     Against   Abstain
      1,935,027  121,246   214,546

Pledging of securities

         For     Against   Abstain
      1,938,147  118,126   214,546

Purchases of options and warrants

         For     Against   Abstain
      1,933,711  122,562   214,546

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY
Trustee                           President

JAMES R. EDGAR                    PHILIP COLLORA
Trustee                           Vice President and
                                  Secretary
ARTHUR R. GOTTSCHALK
Trustee                           JOHN R. HEBBLE
                                  Treasurer
FREDERICK T. KELSEY
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        KATHRYN L. QUIRK
                                  Vice President

FRED B. RENWICK                   CORNELIA SMALL
Trustee                           Vice President

JOHN G. WEITHERS                  LINDA J. WONDRACK
Trustee                           Vice President

                                  MAUREEN E. KANE
                                  Assistant Secretary

                                  CAROLINE PEARSON
                                  Assistant Secretary

                                  BRENDA LYONS
                                  Assistant Treasurer

--------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601
--------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT       KEMPER SERVICE COMPANY
                                P.O. Box 419557
                                Kansas City, MO 64141
--------------------------------------------------------------------------
TRANSFER AGENT                  INVESTORS FIDUCIARY TRUST COMPANY
                                801 Pennsylvania Avenue
                                Kansas City, MO 64105
--------------------------------------------------------------------------
CUSTODIAN                       THE CHASE MANHATTAN BANK
                                Chase Metro Center
                                Brooklyn, NY 11245
--------------------------------------------------------------------------
PRINCIPAL UNDERWRITER           KEMPER DISTRIBUTORS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 www.kemper.com
[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds
prospectus.

KEUF - 3 (7/27/99) 1080100